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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):
                                                 August 7, 2002 (August 2, 2002)
                                                 -------------------------------

                          Universal Display Corporation
                          -----------------------------
                 (Exact Name of Registrant Specified in Charter)


       Pennsylvania                     1-12031                  23-2372688
   --------------------          ---------------------           ----------
      (State or Other              (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)              Identification No.)
      Incorporation)



            375 Phillips Boulevard
                    Ewing, NJ                                       08618
------------------------------------------------------       -------------------
      (Address of Principal Executive Offices)                    (Zip Code)




       Registrant's telephone number, including area code: (609) 671-0980
                                                           ---------------




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Item 5.           Other Events

         On August 2, 2002, Universal Display Corporation. (the "Company") entered into a placement agent agreement with Gerard Klauer Mattison & Co., Inc. In connection with the transactions contemplated by the placement agent agreement, the Company has filed a supplement to the prospectus included in its Registration Statement on Form S-3 (Commission File No. 88950), which supplement contemplates the issuance of up to 1,277,014 shares of the Company's common stock at a purchase price of $5.09 per share.

         This prospectus supplement has been filed with this report as Exhibit 99.1.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

         (c)      Exhibits.

    Exhibit Number                                              Exhibit Title
    --------------                                              -------------

99.1                 Prospectus Supplement of the Company, dated August 5, 2002.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  UNIVERSAL DISPLAY CORPORATION


                                  By:    /s/ Sidney D. Rosenblatt
                                       -----------------------------------------
                                       Sidney D. Rosenblatt
                                       Executive Vice President, Chief Financial
                                       Officer, Treasurer and Secretary


Dated: August 7, 2002




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                                  EXHIBIT INDEX


    Exhibit Number                             Exhibit Title
    --------------                             -------------

99.1                 Prospectus Supplement of the Company, dated August 5, 2002.











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